Tredegar CORPORATION

Annual Meeting of Shareholders

May 4, 2016

Tredegar 2016 Annual Shareholders Meeting



William M. Gottwald,
Chairman of the Board

Election of Directors



John D. Gottwald



Thomas G. Snead, Jr.

Tredegar 2016 Annual Shareholders Meeting



William M. Gottwald, Chairman of the Board

Tredegar 2016 Annual Shareholders Meeting



John D. Gottwald, President & CEO

Forward Looking Statements & Non-GAAP Measures

Certain statements contained in this presentation are forward-looking statements. Pursuant to federal securities regulations, we have set forth cautionary statements relating to those forward-looking statements in our Annual Report on Form 10-K for the year ended December 31, 2015, in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 and other filings with the Securities and Exchange Commission. We urge readers to review and carefully consider these cautionary statements and the other disclosures we make in our filings with the SEC.

This presentation contains non-GAAP financial measures that are not determined in accordance with United States GAAP. These non-GAAP financial measures should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with United States GAAP. A reconciliation of those financial measures to United States GAAP financial measures is included under "Supplemental Information" in this presentation and is available on the company's website at www.tredegar.com under "Investors".

The presentation speaks as of the date thereof. Tredegar is not, and should not be deemed to be, updating or reaffirming any information contained therein. We do not undertake, and expressly disclaim any duty, to update any forward-looking statements made in this presentation to reflect *any change in management's expectations or any change in conditions, assumptions or* circumstances on which such statements are based.

Tredegar 2016 Annual Shareholders Meeting



D. Andrew Edwards,
Vice President & CFO

First Quarter 2016 Earnings Highlights


$0.29
(0.13)
0.03
0.04
$0.23
Q1-15 EPS Ongoing Operations
PE Films Operating Profit
Terphane Operating Profit
Bonnell Operating Profit
Q1-16 EPS Ongoing Operations
Favorable (Unfavorable) Impact on Ongoing EPS Q1-16 vs. Q1-15*

* Computed as change in profit or expenses for period net of tax (using Q1-15 effective tax rate) divided by average diluted shares outstanding

Quarterly Net Debt, Leverage and Cash Flow Trends ($ Millions)


1.4x
1.6x
1.2x
1.3x
$87.2
$87.4
$59.8
$67.0
12/31/14
9/30/15
12/31/15
3/31/16
Net Debt
Leverage Ratio*

* The leverage ratio is total indebtedness divided by adjusted EBITDA as defined in the Company's revolving credit facility

- **Strong cash flow since 9/30/15**
- **New 5-year, $400 million revolving credit facility**
  - **Available funds currently $290 million**

Tredegar CORPORATION

Tredegar
CORPORATION

Annual Meeting of Shareholders

May 4, 2016

Impact on Personal Care Net Sales of Business Lost/Product Transitions ($ Millions)


$401
$368
$288
$271
125
85
39
29
276
283
249
242
2013
2014
2015
LTM Mar-16
Net Sales from Business Lost/Product Transitions Expected to be Fully Reflected by End of 2016
Net Sales Excluding Lost Business/Product Transitions to be Fully Reflected by End of 2016

Impact on PE Films Ongoing Operating Profit of Business Lost/Product Transitions ($ Millions)



$61.0
24.8
36.2
$48.3
13.4
34.9
$41.8
9.9
31.9
2014
2015
LTM Mar-16
Profit from Business Lost/Product Transitions Expected to be Fully Reflected by End of 2016
Profit Excluding Lost Business/Product Transitions to be Fully Reflected by End of 2016

Tredegar Corporation

Headwinds for Future Earnings


LTM Mar-16 EPS from Ongoing Operations
$0.95
$0.65
Actual
Pro Forma After Lost Business/Product Transitions

Tredegar CORPORATION

Actions to Improve Organic Growth

1) Cultural Shift: Much More Responsive
2) Build Stronger Customer Relations
3) Significant New Sales Launches
    - Elastics in Europe (Late 2016)
    - Acquisition Distribution Layer in Latin America (Now)
4) Investing in R&D

Personal Care Business R&D Spending


(In Millions)
$8.9
$6.9
$6.2
$7.7
$10.9
2012
2013
2014
2015
2016F

Tredegar CORPORATION

$443 Million or the Equivalent of $13.59/Share Spent on Capex & Acquisitions from 2011-2015


$88 or $2.70 / Share
$71 or $2.17 / Share
$284 or $8.72 / Share
($ Millions Except Per Share Amounts)
PE Films Capital Expenditures
Terphane Acquisition Oct-11 ($183) & Capital Expenditures ($101)
Bonnell AACOA Acquisition Oct-12 ($54) & Capital Expenditures ($34)

Tredegar Corporation

2009-2015 Tredegar EPS from Ongoing Operations



$0.85
$0.88
$0.87
$1.20
$1.15
$1.13
$1.01
$0.95
2009
2010
2011
2012
2013
2014
2015
LTM Mar-16

Shift in EPS from Ongoing Operations in Past Five Years


$0.88
(0.51)
0.14
0.75
0.02
(0.22)
(0.06)
(0.05)
$0.95
2010 EPS Ongoing Operations
PE Films Operating Profit
Terphane Operating Profit
Bonnell Operating Profit
Corporate Expenses
Pension Expense
Interest Expense
Effective Tax Rate
LTM Mar-16 EPS Ongoing Operations
Favorable (Unfavorable) Impact on Ongoing EPS LTM Mar-16 vs. 2010*

* Computed as change in profit or expenses for period net of tax (using 2010 effective tax rate) divided by average diluted shares outstanding

Tredegar CORPORATION

Brazil Real GDP Annual Growth



7.5%
2016 Consensus Economic Forecast -3.6%
3.9%
1.9%
3.0%
0.1%
-3.9%
2010
2011
2012
2013
2014
2015

Source: Banco Central do Brasil and Bloomberg

Tredegar CORPORATION

Continuing Global Overcapacity of PET Film



World BOPET Thin Film
Capacity Utilization %
90%
85%
80%
75%
70%
65%
60%
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Source: PCI, World BOPET Film Market to 2020 – A Statistical Review, April 2016

Terphane Annual and Quarterly Ongoing Operating Profit (Loss) ($ Millions)


Recent Annual Results
Recent Quarterly Results
$19.1
19.3
$9.1
8.3
(2.6)
$(2.9)
$5.5
(1.2)
$3.7
2.4
$2.0
2.7
2012
2013
2014
2015
Q4-15
Q1-16
Other Exceptional Items
Foreign Currency Transaction Gains (Losses)
Operating Profit (Loss) from Ongoing Operations Before FX & Exceptional Items

Tredegar Corporation

Recent Investments

- Elastics Line in Europe
- New Aluminum Press in Michigan
- New Product Line in Bright View

Priorities

1) Strengthen Organic Growth
   - Build Talent and Customer Relations
   - Bolster New Product Development
   - Broaden Customers and Product Lines
2) Consider Strategic Additions
3) Build Platform for Strong Dividends

Q&A

GAAP to Non-GAAP Reconciliations

GAAP to Non-GAAP Reconciliations

Notes:

1. Tredegar's presentation of net income and earnings per share from ongoing operations are non-GAAP financial measures that exclude the after-tax effects of gains or losses associated with plant shutdowns, asset impairments and restructurings, gains or losses from the sale of assets, goodwill impairment charges and other items, which have been presented separately and removed from net income (loss) and diluted earnings (loss) per share as reported under U.S. GAAP. Net income and earnings per share from ongoing operations are used by management to gauge the operating performance of Tredegar's ongoing operations. They are not intended to represent the stand-alone results for Tredegar's ongoing operations under U.S. GAAP and should not be considered as an alternative to net income (loss) or earnings (loss) per share from continuing operations as defined by U.S. GAAP. They exclude items that we believe do not relate to Tredegar's ongoing operations. Further details regarding the special items that reconcile net income from ongoing operations to net income from continuing operations are provided in Tredegar's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for the periods disclosed. See Note 9 for more details on the computation of diluted EPS from ongoing operations.

(In millions except per share data)	Pretax Amounts Qtr. Ended March 31 2016	Pretax Amounts Qtr. Ended March 31 2015	Pretax Amounts Fav. (Unfav.) Variance	Variance After Tax	Diluted EPS Impact
Diluted EPS from ongoing operations for the quarter ended 3/31/15					$ 0.29
Variance in income and diluted EPS from ongoing operations of changes from quarter ended 3/31/15 to quarter ended 3/31/16 related to:					
Operating profit from ongoing operations:					
PE Films	$ 10.2	$ 16.8	$ (6.6)	$ (4.3)	(0.13)
Flexible Packaging Films	2.0	0.8	1.2	0.8	0.03
Aluminum Extrusions	7.5	5.3	2.2	1.4	0.04
Corporate expenses before pension expense and special items	(4.7)	(4.6)	(0.1)	(0.1)	-
Pension expense (a)	(2.8)	(2.9)	0.1	0.1	-
Interest expense, net of interest income	(1.0)	(0.8)	(0.2)	(0.1)	-
Impact of change in effective tax rate from ongoing operations				0.1	-
Variance in net income and diluted EPS from ongoing operations for period				$ (2.1)	(0.06)
Diluted EPS from ongoing operations for the quarter ended 3/31/16					$ 0.23

(a) Consolidated pension expense was $3.1 million for the quarter ended March 31, 2015, of which $0.3 million was included in "Operating profit from ongoing operations" for PE Films and Aluminum Extrusions. The remaining balance, $2.8 million, was included in "Corporate expenses." In 2016, the entire pension expense balance of $3.1 million was included in "Corporate expenses."

Tredegar CORPORATION

GAAP to Non-GAAP Reconciliations

Notes (continued):

2. The pre-tax and after-tax effects of gains (losses) associated with plant shutdowns, asset impairments and restructurings, gains (losses) from the sale of assets and other (which includes unrealized gains and losses for an investment accounted for under the fair value method) and goodwill impairment charge have been presented separately and removed from income (loss) from continuing operations as reported under U.S. GAAP to determine Tredegar's presentation of net income from ongoing operations. Net income from ongoing operations is a key financial and analytical measure used by Tredegar to gauge the operating performance of its ongoing operations. It is not intended to represent the stand-alone results for Tredegar's ongoing operations under U.S. GAAP and should not be considered as an alternative to net income from continuing operations as defined by U.S. GAAP. It excludes items that we believe do not relate to Tredegar's ongoing operations. A reconciliation of the pre-tax and post-tax balances attributed to net income from ongoing operations for the years ended March 31, 2016 and 2015 are shown below in order to show its impact upon the effective tax rate.

(In millions)	Pre-Tax	Taxes Expense (Benefit)	After-Tax	Effective Tax Rate
Quarter Ended March 31, 2016	(a)	(b)		(b)/(a)
Net income (loss) from continuing operations as reported under U.S. GAAP	$ 10.5	$ 3.2	$ 7.3	30.6%
(Gains) losses associated with plant shutdowns, asset impairments and restructurings	1.1	0.4	0.7	
(Gains) losses from sale of assets and other	(0.4)	0.1	(0.5)	
Net income from ongoing operations	$ 11.2	$ 3.7	$ 7.5	32.9%
Quarter Ended March 31, 2015				
Net income (loss) from continuing operations as reported under U.S. GAAP	$ 14.7	$ 4.8	$ 9.9	32.6%
(Gains) losses associated with plant shutdowns, asset impairments and restructurings	(0.1)	0.0	(0.1)	
(Gains) losses from sale of assets and other	-	0.2	(0.2)	
Net income from ongoing operations	$ 14.6	$ 5.0	$ 9.6	34.3%

GAAP to Non-GAAP Reconciliations

Notes (continued):

3. Net debt is a non-GAAP financial measure that is not intended to represent debt as defined by GAAP, but is utilized by management in evaluating financial leverage and equity valuation. A calculation of net debt is shown below.

   Adjusted EBITDA represents net income (loss) from continuing operations before interest, taxes, depreciation, amortization, unusual items, goodwill impairments, gains or losses associated with plant shutdowns, asset impairments and restructurings, gains or losses from the sale of assets, investment write-downs or write-ups, charges related to stock option awards accounted for under the fair value-based method, goodwill impairment charges and other items. Adjusted EBITDA is a non-GAAP financial measure that is not intended to represent net income (loss) or cash flow from operations as defined by U.S. GAAP and should not be considered as either an alternative to net income (loss) (as an indicator of operating performance) or to cash flow (as a measure of liquidity). Tredegar uses Adjusted EBITDA as a measure of unlevered (debt-free) operating cash flow.

   We also use it when comparing relative enterprise values of manufacturing companies and when measuring debt capacity. When comparing the valuations of a peer group of manufacturing companies, we express enterprise value as a multiple of Adjusted EBITDA. We believe Adjusted EBITDA is preferable to operating profit and other GAAP measures when applying a comparable multiple approach to enterprise valuation because it excludes the items noted above, measures of which may vary among peer companies.

   A reconciliation of ongoing operating profit (loss) from continuing operations to Adjusted EBITDA is shown in Tredegar's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for the periods disclosed.

(In millions)		12/31/14		9/30/15		12/31/15		3/31/16
Cash	$	50.1	$	46.6	$	44.2	$	40.0
Debt outstanding		137.3		134.0		104.0		107.0
Net Debt	$	87.2	$	87.4	$	59.8	$	67.0
Debt outstanding	$	137.3	$	134.0	$	104.0	$	107.0
Face value of letters of credit		2.9		2.7		2.7		2.7
Other indebtedness		0.2		0.2		0.2		0.6
Total Indebtedness	$	140.4	$	136.9	$	106.9	$	110.3
LTM Adjusted EBITDA for Revolver Purposes	$	98.6	$	87.0	$	90.5	$	85.3
Leverage Ratio (Indebtedness/EBITDA)		1.4x		1.6x		1.2x		1.3x

GAAP to Non-GAAP Reconciliations

Notes (continued):

4. Sales of personal care materials, a component of the PE Films segment, have declined in recent years as a result of the wind down of shipments due to various product transitions and business lost, primarily with PE Films' largest customer. As a result of this decline in business, efforts to consolidate domestic manufacturing facilities commenced in the third quarter of 2015. This restructuring project is not expected to be completed until the middle of 2017, and once complete, annual pre-tax cash cost savings are expected to be $5-6 million. The tables below show separately the sales of personal care materials that are in decline due to business lost and product transitions. Also shown is a reconciliation of the total PE Films net sales as shown in its periodic filings with the SEC. See Note 5 for a reconciliation of the U.S. GAAP measure of sales to net sales.

	Year Ended December 31,			LTM Ended	Quarter Ended March 31	
(In millions)	2013	2014	2015	3/31/16	2015	2016
Net sales of personal care materials excluding sales from business lost and product transitions expected to be fully reflected by end of 2016	$ 276	$ 283	$ 249	$ 242	$ 67	$ 59
Net sales of personal care materials for business lost and product transitions expected to be fully reflected by end of 2016	125	85	39	29	14	5
Total net sales of personal care materials	$ 401	$ 368	$ 288	$ 271	$ 81	$ 64
Net sales for PE Films:						
Personal care materials	$ 401	$ 368	$ 288	$ 271	$ 81	$ 64
Surface protection films	90	90	90	88	24	22
Engineered polymer solutions	4	6	8	9	1	2
Total PE Films net sales	$ 495	$ 464	$ 386	$ 368	$ 106	$ 88

GAAP to Non-GAAP Reconciliations

Notes (continued):

5. Net sales represent sales less freight. Net sales is a financial measure that is not calculated in accordance with U.S. generally accepted accounting principles (U.S. GAAP), and it is not intended to represent sales as defined by U.S. GAAP. Net sales is a key measure used by the chief operating decision maker of each segment for purposes of assessing performance. A reconciliation of net sales to sales is shown below:

	Year Ended December 31,				LTM Ended	Quarter Ended March 31	
(In millions)	2012	2013	2014	2015	3/31/16	2015	2016
PE Films	$ 473.9	$ 495.4	$ 464.3	$ 385.6	$ 367.7	$ 106.4	$ 88.5
Flexible Packaging Films	138.0	125.8	114.3	105.3	104.9	26.8	26.4
Aluminum Extrusions	245.5	309.5	344.3	375.5	367.3	93.6	85.4
Total net sales	**857.4**	**930.7**	**923.0**	**866.3**	**839.9**	**226.8**	**200.3**
Add back freight	24.8	28.6	28.8	29.8	29.5	7.3	7.0
Sales as shown in consolidated statements of income	**$ 882.2**	**$ 959.3**	**$ 951.8**	**$ 896.1**	**$ 869.4**	**$ 234.2**	**$ 207.3**

6. PE Films sales volumes have declined in recent years as a result of the wind down of shipments for certain personal care materials due to various product transitions and business lost, primarily with PE Films' largest customer. As a result of this decline in business, efforts to consolidate domestic manufacturing facilities commenced in the third quarter of 2015. This restructuring project is not expected to be completed until the middle of 2017, and once complete, annual pre-tax cash cost savings are expected to be $5-6 million. The table below shows separately the portion of operating profit from ongoing operations for PE Films that is in decline as a result of business lost and product transitions.

	Year Ended December 31,		LTM Ended	Quarter Ended March 31	
(In millions)	2014	2015	3/31/16	2015	2016
Operating profit from ongoing for PE Films excluding portion relating to business lost and product transitions expected to be fully reflected by end of 2016	$ 36.2	$ 34.9	$ 31.9	$ 11.9	$ 8.7
Contribution to operationg profit from ongoing for PE Films relating to business lost and product transitions expected to be fully reflected by end of 2016	24.8	13.4	9.9	4.9	1.5
Total operating profit for ongoing operations for PE Films	$ 61.0	$ 48.3	$ 41.8	$ 16.8	$ 10.2

GAAP to Non-GAAP Reconciliations

Notes (continued):

7. PE Films sales volumes have declined in recent years as a result of the wind down of shipments for certain personal care materials due to various product transitions and business lost, primarily with PE Films' largest customer. As a result of this decline in business, efforts to consolidate domestic manufacturing facilities commenced in the third quarter of 2015. This restructuring project is not expected to be completed until the middle of 2017, and once complete, annual pre-tax cash cost savings are expected to be $5-6 million. PE Films anticipates additional exposure to product transitions and lost business in certain personal care materials, and the estimated additional exposure to future operating profit from ongoing operations relating to such is approximately $10 million annually, which would not likely occur until after 2017. The table below shows the pro forma diluted earnings per share had all of these events been fully realized at the beginning of the twelve-month period ended March 31, 2016.

For the Twelve Months Ended March 31, 2016 *(In millions except per share data)*	Pre-Tax	After-Tax	Diluted EPS
Income and diluted EPS from ongoing operations	$ 48.5	$ 31.0	$ 0.95
Remove contribution to PE Films ongoing operating profit of business lost and product transitions expected to be fully reflected by end of 2016	(9.9)	(6.3)	(0.19)
Add estimated $5.2 future benefit of North American facility consolidation expected to be completed by mid-2017, net of interest on $17 cash-related expenditures and exit costs	4.8	3.1	0.09
Remove contribution to PE Films ongoing operating profit of additional product transition expected after 2017	(10.0)	(6.4)	(0.20)
Pro forma income and diluted EPS from ongoing operations	$ 33.4	$ 21.4	$ 0.65

GAAP to Non-GAAP Reconciliations

Notes (continued):

8. The table below includes a summary of capital expenditures for the periods shown by reporting segment, with major acquisitions shown separately. The five-year total has been divided by the number of shares outstanding as of March 31, 2016 for illustrative purposes.

(In millions except per share data)	2011	2012	2013	2014	2015	2011-2015 Total	Per Share
PE Films	$ 11	$ 6	$ 16	$ 17	$ 21	$ 71	$ 2.17
Flexible Packaging Films (Terphane):							
Capital expenditures	2	25	49	22	3	101	3.11
Terphane acquisition, October 2011	183	-	-	-	-	183	5.61
	185	25	49	22	3	284	8.72
Aluminum Extrusions (Bonnell):							
Capital expenditures	3	2	15	6	8	34	1.04
AACOA acquisition, October 2012	-	54	-	-	-	54	1.66
	3	56	15	6	8	88	2.70
Total capital expenditures and acquisitions	$ 199	$ 87	$ 80	$ 45	$ 32	$ 443	$ 13.59
Shares used to compute diluted EPS (as of 3/31/16)							32.7

GAAP to Non-GAAP Reconciliations

Notes (continued):

9. The after-tax effects of losses associated with plant shutdowns, asset impairments and restructurings and gains or losses from the sale of assets and other items (which includes unrealized gains and losses for an investment accounted for under the fair value method) have been presented separately and removed from income (loss) and earnings (loss) per share from continuing operations as reported under U.S. GAAP to determine Tredegar's presentation of net income and earnings per share from ongoing operations. Net income and earnings per share from ongoing operations are key financial and analytical measures used by Tredegar to gauge the operating performance of its ongoing operations. They are not intended to represent the stand-alone results for Tredegar's ongoing operations under GAAP and should not be considered as an alternative to net income or earnings per share from continuing operations as defined by U.S. GAAP. They exclude items that we believe do not relate to Tredegar's ongoing operations. A reconciliation is shown below:

	2009	2010	2011	2012	2013	2014	2015	LTM 3/31/16	Q1 2015	Q1 2016
Earnings (loss) from continuing operations per share under GAAP (diluted)	$(0.04)	$0.82	$0.89	$1.34	$1.10	$1.11	$(0.99)	$ (1.07)	$ 0.30	$ 0.22
After tax effects of:										
(Gains) losses associated with plant shutdowns, asset impairments and restructurings	0.07	0.03	0.04	0.10	0.03	0.06	0.09	0.11	-	0.02
(Gains) losses from sale of assets and other	(0.08)	0.03	(0.06)	(0.24)	0.02	(0.04)	0.54	0.54	(0.01)	(0.01)
Goodwill impairment related to flexible packaging films business	-	-	-	-	-	-	1.37	1.37	-	-
Goodwill impairment related to aluminum extrusions business	0.90		-	-	-	-	-			
Earnings per share from ongoing operations (diluted)	$ 0.85	$0.88	$0.87	$1.20	$1.15	$1.13	$ 1.01	$ 0.95	$ 0.29	$ 0.23

GAAP to Non-GAAP Reconciliations

Notes (continued):

10. Tredegar's presentation of net income and earnings per share from ongoing operations are non-GAAP financial measures that exclude the after-tax effects of gains or losses associated with plant shutdowns, asset impairments and restructurings, gains or losses from the sale of assets, goodwill impairment charges and other items, which have been presented separately and removed from net income (loss) and diluted earnings (loss) per share as reported under U.S. GAAP. Net income and earnings per share from ongoing operations are used by management to gauge the operating performance of Tredegar's ongoing operations. They are not intended to represent the stand-alone results for Tredegar's ongoing operations under U.S. GAAP and should not be considered as an alternative to net income (loss) or earnings (loss) per share from continuing operations as defined by U.S. GAAP. They exclude items that we believe do not relate to Tredegar's ongoing operations. Further details regarding the special items that reconcile net income from ongoing operations to net income from continuing operations are provided in Tredegar's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for the periods disclosed. See Note 10 for more details on the computation of diluted EPS from on going operations.

	Pretax Amounts				
(in millions except per share data)	LTM Ended 3/31/16	Year Ended 12/31/10	Fav. (Unfav.) Variance	Variance After Tax	Diluted EPS Impact
Diluted EPS from ongoing operations for the year ended 12/31/10					$ 0.88
Variance in income and diluted EPS from ongoing operations of changes from the year ended 12/31/10 to the twelve months ended 3/31/16 related to:					
Operating profit from ongoing operations:					
PE Films	$ 41.7	$ 66.7	$ (25.0)	$ (16.8)	(0.51)
Flexible Packaging Films	6.7	-	6.7	4.5	0.14
Aluminum Extrusions	32.6	(4.2)	36.8	24.6	0.75
Corporate expenses before pension expense and special items	(17.5)	(18.3)	0.9	0.6	0.02
Pension expense (a)	(11.6)	(0.9)	(10.8)	(7.2)	(0.22)
Interest expense, net of interest income	(3.5)	(0.4)	(3.0)	(2.0)	(0.06)
Impact of change in effective tax rate from ongoing operations				(1.6)	(0.05)
Variance in net income and diluted EPS from ongoing operations for period				$ 2.1	0.07
Diluted EPS from ongoing operations for the twelve months ended 3/31/16					$ 0.95

(a) Consolidated pension expense was $0.7 million for the year ended December 31, 2010, while a net benefit of $0.2 million was included in "Operating profit from ongoing operations" for PE Films and Aluminum Extrusions. The difference of $0.9 million was included in "Corporate expenses." For the twelve months ended March 31, 2016, consolidated pension expense was $12.0 million, of which $0.4 million was included in "Operating profit from ongoing operations" for PE Films and Aluminum Extrusions. The remaining balance, $11.6 million, was included in "Corporate expenses."

GAAP to Non-GAAP Reconciliations

Notes (continued):

11. The presentation of operating profit (loss) from ongoing operations excluding foreign currency (FX) transaction gains and losses and other exceptional items for the Company's Brazilian-based flexible packaging business (also known as Terphane) is a non-GAAP financial measure. FX transaction gains and losses and other exceptional items for Terphane are unusually volatile from period-to-period. Accordingly, management excludes these items when reviewing Terphane's ongoing operating performance. This measure of performance is not intended to represent the stand-alone results for Terphane under U.S. GAAP and should not be considered as an alternative to operating profit from continuing operations as defined by U.S. GAAP. A reconciliation for Terphane of this measure to operating profit from ongoing operations included in the Company's segment tables in its 2015 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q are provided below:

Flexible Packaging Films (Terphane) Ongoing Operating Profit, FX Transaction Gains/Losses and Other Exceptional Items

(In millions)	2012	2013	2014	2015	Q4-15	Q1-16
Operating profit (loss) from ongoing operations	$ 19.1	$ 9.1	$ (2.9)	$ 5.5	$ 3.7	$ 2.0
Remove FX transaction (gains) losses	0.2	(0.8)	(0.5)	(3.5)	0.1	1.7
Remove other exceptional items of (income) expense:						
Lag in pass through of raw material costs	-	-	-	(1.0)	(0.8)	(1.0)
Impact of GSP program reinstatement	-	-	1.1	(1.6)	-	-
Favorable settlement of certain loss contingencies and other items, net	-	-	(0.3)	(0.6)	(0.6)	-
Total FX transaction (gains) losses and other exceptional (income) expense items	0.2	(0.8)	0.3	(6.7)	(1.3)	0.7
Operating profit (loss) from ongoing operations excluding FX & special items	$ 19.3	$ 8.3	$ (2.6)	$ (1.2)	$ 2.4	$ 2.7

Tredegar CORPORATION